DOCUMENT PREPARED BY AND AFTER

RECORDED PLEASE RETURN TO:

Catherine A. Tanck

Davenport, Evans, Hurwitz & Smith, L.L.P.

PO Box 1030

206 West 14th Street

Sioux Falls, SD 57101-1030

605-336-2880

ASSIGNMENT OF AMENDED AND RESTATED

CONTRACT FOR DEED AS COLLATERAL

THIS ASSIGNMENT OF AMENDED AND RESTATED CONTRACT FOR DEED (sometimes hereinafter referred to as the “Assignment”) is made and entered into as of this 3rd day of January, 2014, by and between Verity Farms, L.L.C., of 47184 258th St., Sioux Falls, Minnehaha County, South Dakota, hereinafter referred to as “Borrower,” and Duane Spader, of 1100 E. 64th St. North, Sioux Falls, Minnehaha County, South Dakota, hereinafter referred to as “Lender”;

W I T N E S S E T H:

WHEREAS, has entered into an Amended and Restated Contract for Deed dated as of December 27, 2012, with Spader, Inc., a South Dakota corporation (the “Amended and Restated Contract for Deed”), providing for the purchase of real property situated in Minnehaha County, South Dakota, described as follows:

The Northwest Quarter of the Southeast Quarter (NW1/4SE1/4), the West Half of the Northeast Quarter (W1/2NE1/4), the South Half of the Northwest Quarter (S1/2NW1/4), and the Northeast Quarter of the Southwest Quarter (NE1/4SW1/4), all in Section 24, Township 102 North, Range 40 West of the 5th P.M., Minnehaha County, South Dakota, which real property is hereinafter referred to as the “Property.” The Amended and Restated Contract for Deed is incorporated herein by this reference;

WHEREAS, Borrower and Lender have entered into a Revolving Credit Agreement of even date herewith (said Agreement, as it may hereafter be amended, supplemented or other modified from time to time, being the “Credit Agreement”) (terms defined in the Credit Agreement and not otherwise defined in this Assignment are used in this Assignment as defined in the Credit Agreement);

WHEREAS, pursuant to the Credit Agreement, Borrower is entering into this Assignment in order to provide to Lender as collateral Borrower’s interest in the Amended and Restated Contract for Deed as further described herein,

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NOW, THEREFORE, in consideration of the foregoing premises and the mutual representations, warranties, and covenants hereinafter set forth, IT IS HEREBY AGREED by and between the parties hereto as follows:

1. Borrower covenants that it has fulfilled and will continue to fulfill all of the terms and conditions of the aforementioned Amended and Restated Contract for Deed, and it will not consent to or enter into any alteration, amendment, or cancellation of said Amended and Restated Contract for Deed without first obtaining the written consent of Lender. In the event Borrower fails to fulfill all of the terms and conditions of the aforementioned Amended and Restated Contract for Deed, Lender shall have the remedies set forth herein below. In the event Borrower enters into any alteration, amendment, or cancellation of said Amended and Restated Contract for Deed without the prior written consent of Lender, such alteration, amendment or cancellation shall not be valid or enforceable insofar as Lender or any third parties are concerned.

2. This Assignment of Amended and Restated Contract for Deed is given to Lender as collateral to secure Borrower’s payment and performance of the Note, and of all sums, with interest, which may become due and payable to Lender under this Assignment and to secure Borrower’s performance and discharge of its obligations and agreements under this Assignment and under the Amended and Restated Contract for Deed.

3. Borrower makes the following representations and warranties to Lender:

(a)	The Credit Agreement and all documents relating thereto, including but not limited to this Assignment, have been validly executed and delivered and each is a valid and enforceable obligation of Borrower in accordance with its respective terms;

(b)	The Amended and Restated Contract for Deed is currently unencumbered, valid, and in full force and effect in accordance with its terms;

(c)	Neither party is in default under any of the terms, conditions, or covenants contained in the Amended and Restated Contract for Deed;

(d)	The Property is free from liens, encumbrances, and claims of every kind whatsoever save and except the amount currently due in accordance with the terms of the Amended and Restated Contract for Deed; and

(e)	The balance due under said Amended and Restated Contract for Deed that is unpaid as of the date of this Assignment is $2,400,000.00, plus interest at 6% per annum, from and after December 27, 2012.

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4. Lender agrees not to apply or enforce this Assignment of Amended and Restated Contract for Deed for so long as Borrower shall fully and promptly comply with all of the terms of the Credit Agreement and all documents relating thereto, including but not limited to this Assignment, and of each and every other note, mortgage, security interest or other obligation to Lender undertaken by Borrower, and so long as Borrower shall fulfill all of the terms and conditions of the Amended and Restated Contract for Deed. Upon the occurrence of any default or failure of performance by Borrower under the Credit Agreement or any other document relating thereto, including but not limited to this Assignment, or any other note, mortgage, security agreement, other obligation to Lender of Borrower, or the Amended and Restated Contract for Deed, Lender may, upon ten (1) days’ written notice, apply and enforce this Assignment of Amended and Restated Contract for Deed and exercise all of the rights and remedies hereunder and assume and/or become responsible for the obligations of Borrower under said Amended and Restated Contract for Deed.

5. The failure or omission by Lender to enforce this Assignment of Amended and Restated Contract for Deed shall not impair the force and effect of this Assignment of Amended and Restated Contract for Deed or prejudice the right of Lender to further enforce this Assignment of Amended and Restated Contract for Deed. The rights of Lender hereunder are cumulative and may be exercised solely at the discretion of Lender. Furthermore, it is understood and agreed that Lender does not, by the execution of this Assignment, or by its acceptance hereof, or by the making of any payments due pursuant to the Amended and Restated Contract for Deed, assume any liability under or become liable in any manner whatsoever for the performance of the terms and conditions of said Amended and Restated Contract for Deed unless or until Lender shall definitively assume any such obligations.

In the event of default by Borrower in the fulfillment of any of the terms and conditions of the obligations described above, or any of them, or the Amended and Restated Contract for Deed, and upon the expiration of ten (10) days after written to by Lender to Borrower of Lender’s intention to exercise this Assignment of Amended and Restated Contract for Deed, Lender is hereby given and granted full power and authority, in its sole discretion:

(a)	To enter upon and take possession of the Property described in the Amended and Restated Contract for Deed; to demand, collect and receive from any tenant or tenants in possession of the Property or any part thereof, or from any other person or persons liable therefor, all of the rents and revenues from such tenant or tenants or other persons which may be due and unpaid and which may thereafter become due; to institute and prosecute summary proceedings for the removal of any tenant or tenants or other persons from the Property; and to pay the costs and expenses of all such suits and proceedings out of the rents and other revenues received;

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(b)	To maintain the Property and to keep the same in repair; to pay out of the rents and other revenues received, if any, the costs thereof and of all services of all employees, including their equipment, and all of the operating expenses and expenses of maintaining and keeping the Property in repair and in proper condition, and also all interest on the principal sum of the Amended and Restated Contract for Deed above mentioned now due and unpaid and hereafter to become due and all of the above-mentioned principal sum of said Amended and Restated Contract for Deed now due and unpaid hereafter to become due, and also all taxes and assessments now due and unpaid and which may hereafter become due and a charge or lien upon the Property; and to pay the premiums on policies of fire or other insurance now or hereafter effected by Lender as security for the amount secured by the Assignment of the Amended and Restated Contract For Deed. If there are no rents or revenues from the Property or if the rents or revenues are insufficient for the foregoing purposes, any and all sums expended by Lender pursuant to this paragraph shall be repaid by Borrower to Lender with interest thereon from the date of payment thereof at the Default Rate (as defined in the Revolving Credit Line Note) and such payment or payments with such interest shall, to the extent permitted by law, be a lien or liens upon the Property and shall be secured by this Assignment of Amended and Restated Contact for Deed;

(c)	To execute and comply with all of the laws of the State of South Dakota and also all of the laws, rules, orders, ordinances, and requirements of any and all agencies, bureaus, and departments affecting the Property and to pay the costs thereof out of the rents and other revenues received, if any; and if there be no rents or revenues from the Property, or if the rents or revenues are insufficient for the foregoing purposes, any and all sums expended by Lender pursuant to this paragraph shall be repaid by Borrower to Lender with interest thereon from the date of payment thereof at the Default Rate (as defined in the Revolving Credit Line Note) and such payment or payments with such interest shall, to the extent permitted by law, be a lien or liens upon the Property and shall be secured by this Assignment of Amended and Restated Contact for Deed.

(d)	To rent or lease the whole or any part of the Property for such term or terms and on such conditions as Lender may deem proper;

(e)	To employ an agent or agents to rent and manage the Property and to collect the rents and other revenues thereof and to pay the reasonable value of its or their services out of the rents and revenues received;

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(f)	To maintain general liability insurance, rent insurance, and worker’s compensation law insurance (in addition to the fire insurance mentioned above) and generally such other insurance as is customarily maintained by an owner of real property of a style and kind of the Property or as Lender may deem advisable or necessary to maintain in such amount or amounts as Lender in his discretion may deem necessary and to pay the premiums and charges therefor out of the rents and other revenues received, if any; and if there be no rents or revenues from the Property, or if the rents or revenues are insufficient for the foregoing purposes, any and all sums expended by Lender pursuant to this paragraph shall be repaid by Borrower to Lender with interest thereon from the date of payment thereof at the Default Rate (as defined in the Revolving Credit Line Note) and such payment or payments with such interest shall, to the extent permitted by law, be a lien or liens upon the Property and shall be secured by this Assignment of Amended and Restated Contact for Deed.

(g)	To act exclusively and solely in the place and stead of Borrower and to have all of the powers as vendee as possessed by the Borrower for the purpose aforesaid.

Lender in his sole discretion, shall, from time to time, determine to which one or more of the purposes aforesaid the rents and revenues, if any shall be applied and the amount to be applied thereto.

6. Notwithstanding anything contained in this Assignment of Amended and Restated Contract for Deed, Lender has the right to commence and prosecute any action which he may be entitled to commence and prosecute for the collection of the Note and other amount or amounts due Lender from Borrower, and no provision of this Assignment shall prejudice any other rights or remedies of Lender.

7. Miscellaneous.

(a)	Whenever any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party. All representations and warranties contained herein or otherwise heretofore made by Borrower to Lender shall survive the execution and delivery hereof. The singular of all terms used herein shall include the plural, the plural shall include the singular, and the use of any gender herein shall include all other genders, where the context so requires.

(b)	The unenforceability or invalidity of any provision or provisions of this Assignment of Amended and Restated Contract for Deed as to any persons or circumstances shall not render that provision or any other provision or provisions herein contained unenforceable or invalid as to any other persons or circumstances, and all provisions hereof in all other respects shall remain valid and enforceable.

(c)	All notices provided for herein shall be in writing and shall be deemed to have been given (unless otherwise required by the specific provisions hereof in respect of any matter) when delivered personally or when deposited in the United States mail, registered or certified, return receipt requested, postage prepaid, addressed as follows:

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If to Borrower:	Verity Farms, LLC
47184 258th St.
Sioux Falls, SD 57107

If to Lender:	Duane Spader
1100 E. 64th St. N.
Sioux Falls, SD 57104

or addressed to any such party at such other address as such party shall hereafter furnish by ten (10) days prior written notice to the other parties hereto.

(d)	If any action or proceeding be commenced by Lender or commenced or threatened by any other party, to which action or proceeding the Lender is made a party, or in which it becomes necessary, in the Lender’s reasonable opinion, to defend or uphold the lien of Lender, or to protect the Property or any part thereof, including any foreclosure or commencement of foreclosure, all reasonable sums paid by the Lender including reasonable attorney’s fees, and costs and allowances, if then permitted by the laws of the State of South Dakota and whether suit be brought or not, shall be paid, upon demand, to Lender by the Borrower, together with interest at the rate then provided for in the Note.

(e)	This Assignment of Amended and Restated Contract for Deed shall be governed by and interpreted in accordance with the laws of the State of South Dakota.

(f)	Borrower agrees to reimburse Lender for Lender’s costs for preparation of the Note and this Assignment of Amended and Restated Contract for Deed.

IN WITNESS WHEREOF, this Assignment of Amended and Restated Contract for Deed has been executed by the parties on the day and year first above written.

VERITY FARMS, L.L.C.

By:	/s/ VERLYN E. SNELLER
Its:	President
BORROWER

/s/ DUANE SPADER
Duane Spader
LENDER